AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 15, 1999

                           REGISTRATION NOS. 333-28339
                                    811-08239

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]
                         PRE-EFFECTIVE AMENDMENT NO.                    [ ]
                       POST-EFFECTIVE AMENDMENT NO. 8                   [X]
                                     AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
                               AMENDMENT NO. 11                         [X]

                                    PROFUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                        7900 WISCONSIN AVENUE, SUITE 300
                            BETHESDA, MARYLAND 20814
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (301) 657-1970
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
          MICHAEL L. SAPIR, CHAIRMAN             WITH A COPY TO:
           PROFUND ADVISORS LLC                  WILLIAM J. TOMKO
       7900 WISCONSIN AVENUE, SUITE 300        BISYS FUND SERVICES
        Bethesda, Maryland 20814                3435 Stelzer Road
                                              Columbus, Ohio 43219

                 (Name and Address of Agent for Service Process)

Approximate  Date  of  Commencement  of  the  Proposed  Public  Offering  of the
Securities:

It is proposed that this filing will become effective:


------   Immediately upon filing pursuant to paragraph (b)

------   60 days after filing pursuant to paragraph (a) (1)

------   75 days after filing pursuant to paragraph (a) (2)
   X
------   On October 18, 1999 pursuant to paragraph (b)

------   On (date) pursuant to paragraph (a)(1)

------   On (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following:

------ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                Explanatory Note


     This Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A is filed for the purpose of adding disclosure regarding eleven new series of Registrant to the Registration Statement. Accordingly, this Post-Effective Amendment No. 8 does not relate to the nine existing series of Registrant, disclosure concerning which is hereby incorporated by reference from the following documents ( File Nos. 333-28339, 811-08239): (1) Prospectus dated May 1, 1999 as filed pursuant to Rule 497 under the Securities Act of 1933 on May 17, 1999, as supplemented; and (2) Statement of Additional Information dated May 1, 1999 as filed pursuant to Rule 497 on May 17, 1999, as supplemented.

                                                                October 18, 1999

                                                                PROSPECTUS




The ProFunds VP

ProFund VP Bull

ProFund VP UltraBull

ProFund VP UltraOTC

ProFund VP Europe 30

ProFund VP UltraEurope

ProFund VP Small Cap

ProFund VP Bear

ProFund VP UltraBear

ProFund VP UltraShort OTC

ProFund VP UltraShort Europe

ProFund VP Money Market

[Logo]

This prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                     [Logo]

                                TABLE OF CONTENTS
                                                                    Page


Benchmark ProFunds VP................................................[  ]
Benchmark ProFunds VP Strategy.......................................[  ]
Money Market VP......................................................[  ]
Money Market VP Strategy.............................................[  ]
General Information..................................................[  ]
Tax Information......................................................[  ]
ProFunds VP Management...............................................[  ]
Similar Fund Performance.............................................[  ]





















                              ProFund Advisors LLC
                               Investment Advisor

                                                          Benchmark ProFunds VP
Overview

The Benchmark ProFunds VP each seek to achieve a daily return equal to the performance of a particular stock market benchmark.*

 .    For example, Bull VP seeks to match the daily performance of a stock market index--the S&P 500 Composite Stock Price Index(R) ("S&P 500 Index")--like a conventional index fund.

 .    Unlike  conventional  index funds,  certain  ProFunds VP seek to double the daily return of a specified stock market index.

 .    Other ProFunds VP seek to produce a daily return of the inverse  (opposite)
or double the inverse (opposite) of a particular stock market index. The value of these ProFunds VP should go up when the index underlying their benchmark goes down, and their value should go down when the index goes up.

* A stock index reflects the price of a group of stocks of specified companies. A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return. For example, UltraBull VP has a benchmark of twice the daily return of the S&P 500 Index.

These ProFunds VP seek to match or double an index's daily performance:

ProFund VP                        Index                       Daily Objective        Types of Companies in Index

Bull VP                           S&P 500                     Match                  Diverse, widely traded, large
                                                                                     capitalization

UltraBull VP                      S&P 500                     Double                 Diverse, widely traded, large
                                                                                     capitalization

UltraOTC VP                       NASDAQ 100                  Double                 Large capitalization, most with
                                                                                     technology and/or growth orientation

Europe 30 VP                      ProFunds Europe 30          Match                  Large capitalization European stocks
                                                                                     represented by American Depository
                                                                                     Receipts.

UltraEurope VP                    ProFunds Europe             Double                 Large capitalization, widely traded
                                                                                     European stocks

SmallCap VP                       Russell 2000                Match                  Diverse, widely traded, small
                                                                                     capitalization

These ProFunds VP seek to match or double the inverse (opposite) of an index's daily performance:

ProFund VP                        Index                    Daily Objective        Types of Companies in Index

Bear VP                           S&P 500                  Inverse                Diverse, widely traded, large
                                                                                  capitalization

UltraBear VP                      S&P 500                  Double the inverse     Diverse, widely traded, large
                                                                                  capitalization

UltraShort OTC VP                 NASDAQ 100               Double the inverse     Large capitalization, most with
                                                                                  technology and/or growth orientation

UltraShort Europe VP              ProFunds Europe          Double the inverse     Large capitalization, widely traded
                                                                                  European stocks



               The ProFunds VP include Money Market VP, which is discussed later in this prospectus.




Benchmark ProFunds VP Objectives

The investment objective of each of the Benchmark ProFunds VP is set forth below:

 .    ProFund  VP  Bull  ("Bull  VP")  -  seeks  daily  investment  results  that correspond to the performance of the S&P 500 Index.

 .    ProFund VP UltraBull ("UltraBull VP") - seeks daily investment results that correspond to twice (200%) the performance of the S&P 500 Index. If UltraBull VP is successful in meeting its objective,  it should gain  approximately  twice as much as Bull VP when the prices of the securities in the S&P 500 Index rise on a given day and should lose  approximately  twice as much when such prices decline on that day.

 .    ProFund VP UltraOTC  ("UltraOTC VP") - seeks daily investment  results that correspond  to twice  (200%) the  performance  of the NASDAQ 100  Index(TM).  If
UltraOTC VP is successful in meeting its objective, it should gain approximately twice as much as the growth oriented NASDAQ 100 Index(TM) when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline on that day.

 .    ProFund VP Europe 30 ("Europe 30 VP") - seeks daily investment results that correspond to the performance of the ProFunds Europe 30 Index.

 .    ProFund VP UltraEurope  ("UltraEurope  VP")- seeks daily investment results that correspond to twice (200%) the performance of the ProFunds Europe Index.

 .    ProFund VP Small Cap ("Small Cap VP") - seeks daily investment results that correspond to the performance of the Russell 2000(R) Index.

 .    ProFund  VP  Bear  ("Bear  VP")  -  seeks  daily  investment  results  that correspond to the inverse (opposite) of the performance of the S&P 500 Index. If
Bear VP is successful in meeting its  objective,  the net asset value of Bear VP shares will  increase in direct  proportion  to any decrease in the level of the
S&P 500 Index.  Conversely,  the net asset value of Bear VP shares will decrease in direct proportion to any increase in the level of the S&P 500 Index.

 .    ProFund VP UltraBear ("UltraBear VP") - seeks daily investment results that correspond to twice (200%) the inverse  (opposite) of the performance of the S&P
500 Index.  The net asset  value of shares of  UltraBear  VP should  increase or decrease approximately twice as much as does that of Bear VP on any given day.

--------------------------------------------------------------------------------
For example,  if the S&P 500 Index were to decrease by 1% on a  particular  day,
investors  in  Bear  VP  should   experience  a  gain  in  net  asset  value  of
approximately  1% for that day.  UltraBear  VP should  realize  an  increase  of approximately 2% of its net asset value on the same day. Conversely,  if the S&P
500 Index  were to  increase  by 1% by the  close of  business  on a  particular trading day,  investors in Bear VP and  UltraBear VP would  experience a loss in net asset value of approximately 1% and 2% respectively.
--------------------------------------------------------------------------------

 .    ProFund VP  UltraShort  OTC  ("UltraShort  OTC") - seeks  daily  investment
results  that  correspond  to  twice  (200%)  the  inverse   (opposite)  of  the
performance of the NASDAQ 100 Index(TM).  This ProFund VP operates  similarly to
UltraBear VP, but UltraShort OTC VP is benchmarked to the NASDAQ 100 Index(TM).

 .    ProFund  VP  UltraShort  Europe  ("UltraShort  Europe  VP") -  seeks  daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the ProFunds  Europe Index.  This ProFund VP should reflect twice the inverse  (opposite) of the performance of the European companies included in the ProFunds Europe Index.

The securities indexes that these ProFunds VP use as their benchmarks are described below under "Benchmark Indexes."

Strategy

The investments made by a ProFund VP and the results achieved by the ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFund VP.
Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a ProFund VP.

ProFund Advisors uses quantitative and statistical analysis it developed in seeking to achieve each ProFund's VP investment objective. This analysis determines the type, quantity and mix of investment positions that a Benchmark
ProFund VP should hold to approximate the performance of its benchmark.

Bull VP, UltraBull VP, UltraOTC VP, Europe 30 VP, UltraEurope VP and SmallCap VP principally invest in:

 .    Futures contracts  on  stock indexes, and options on futures contracts; and

 .    Financial  instruments  such as equity  caps,  collars and  floors,  swaps, depository receipts, and options on securities and stock indexes.

These ProFunds VP invest in the above instruments generally as a substitute for investing directly in stocks. In addition, these ProFunds VP may invest in a combination of stocks that in ProFund Advisors' opinion should simulate the movement of the appropriate benchmark index.

The Ultra ProFunds VP generally invest in the above instruments to produce economically "leveraged" investment results. Leverage is a way to change small market movements into larger changes in the value of a Benchmark ProFund VP's investments.

Bear VP, UltraBearVP, UltraShort OTC VP and UltraShort Europe VP generally do not invest in traditional securities, such as common stock of operating companies. Rather, these ProFunds VP principally invest in futures contracts, options contracts and other financial instruments, and engage in short sales.
Using these techniques, these ProFunds VP will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund VP terminates the position. These ProFunds VP will generally realize a gain if the underlying security or index declines in price between those dates.

Europe 30 VP , UltraEurope VP and UltraShort Europe VP invest in financial instruments with values that reflect the performance of stocks of European companies.

Benchmark ProFund VP's Risks

Like all investments, the ProFunds VP entail risk. ProFund Advisors cannot guarantee that any of the Benchmark ProFunds VP will achieve its objective. As with any mutual fund, the Benchmark ProFunds VP could lose money, or their performance could trail that of other investment alternatives.

In addition, the Benchmark ProFunds VP present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the ProFunds VP.

The  following  chart  summarizes  certain risks  associated  with the Benchmark
ProFunds VP:

                                                                             Inverse Correlation
                                Market Risk          Leverage Risk                   Risk           Foreign Risk

Bull VP                                  X
UltraBull VP                             X                     X
UltraOTC VP                              X                     X
Europe 30 VP                             X                                                                    X
UltraEurope VP                           X                     X                                              X
SmallCap VP                              X
Bear VP                                  X                                            X
UltraBear VP                             X                     X                      X
UltraShortOTC VP                         X                     X                      X
UltraShortEurope VP                      X                     X                      X                       X

These and other risks are described below.

Certain Risks Associated with Particular ProFunds VP

Leverage  Risk The Ultra  ProFunds VP employ  leveraged  investment  techniques.
Leverage is the ability to get a return on a capital base that is larger than a ProFund's VP investment. Use of leverage can magnify the effects of changes in the value of these ProFunds VP and makes them more volatile. The leveraged investment techniques that the Ultra ProFunds VP employ should cause investors in these ProFunds VP to lose more money in adverse environments.

Inverse Correlation Risk Shareholders in the negatively correlated ProFunds VP should lose money when the index underlying their benchmark rises - a result that is the opposite from traditional equity mutual funds.

Foreign Investment Risk Europe 30 VP, UltraEurope VP and UltraShort Europe VP entail the risk of foreign investing, which may involve risks not typically associated with investing in U.S. securities alone:

         .          Many  foreign   countries   lack  uniform   accounting   and
          disclosure  standards,   or  have  standards  that  differ  from  U.S.
          standards.  Accordingly,  these  ProFunds  VP may not have  access  to adequate or reliable company information.

         .          Europe 30 VP,  UltraEurope VP and UltraShort  Europe VP will be  subject  to  the  market,  economic  and  political  risks  of the countries  where they  invest or where the  companies  represented  in their benchmarks are located.

         .          The  value of  American  Depository  Receipts  could  change significantly  as the currencies  strengthen or weaken relative to the
          U.S. dollar.  ProFund Advisors does not engage in activities  designed to hedge against foreign currency fluctuations.

         .          Securities  purchased  by  these  three  ProFunds  VP may be priced in foreign  currencies,  although the Europe 30 VP  anticipates investing in U.S.  Dollar  denominated  American  Depository  Receipts
          (representing  the right to receive  securities  of  foreign  issuers)
          under normal market conditions. The value of securities denominated in foreign  currencies  could  change  significantly  as  the  currencies strengthen or weaken  relative to the U.S.  dollar.  ProFund  Advisors does not  engage  in  activities  designed  to hedge  against  foreign currency fluctuations.

         .          On  January  1, 1999,  the  eleven  nations of the  European
          Monetary  Union,  including  Germany and France,  began the process of introducing  a  uniform  currency.  The new  currency,  the  euro,  is expected to reshape  financial  markets,  banking systems and monetary policy in Europe and throughout the world. The continued transition to the euro may also have a worldwide impact on the economic  environment and behavior of investors.

Risks in Common

Each Benchmark ProFund VP faces certain risks in common:

Market Risk The  Benchmark  ProFunds  VP are  subject to market  risks that will affect  the  value  of their  shares,  including  general  economic  and  market
conditions,   as  well  as  developments  that  impact  specific  industries  or companies. This risk may be especially acute with respect to Small Cap VP, which is benchmarked to an index of small company stocks.  While potentially  offering greater  opportunities for growth than larger, more established  companies,  the stocks of smaller  companies may be  particularly  volatile,  especially  during periods of  economic  uncertainty.  Shareholders  in the  positively  correlated
ProFunds  VP  should  lose  money  when the  index  underlying  their  benchmark declines.  Shareholders  in the  negatively  correlated  ProFunds VP should lose money  when the index  underlying  their  benchmark  rises.  These  indexes  are discussed in the next section.

Liquidity Risk In certain circumstances, such as a disruption of the orderly markets for the financial instruments in which they invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

Correlation  Risk While  ProFund  Advisors  expects  that each of the  Benchmark
ProFunds VP will track its benchmark with an average correlation of .90 or better over a year, there can be no guarantee that the ProFunds VP will be able to achieve this level of correlation. Actual purchases and sales of the shares of the ProFunds VP by insurance company separate accounts may differ from estimated trades submitted prior to the time that the ProFunds VP calculate their share prices. Any such difference may adversely affect the performance or correlation of the ProFunds VP, and particularly the performance or correlation of the Ultra ProFunds VP. A failure to achieve a high degree of correlation may prevent a Benchmark ProFund VP from achieving its investment goal.

Non-Diversification   Risk  The   Benchmark   ProFunds  VP  are   classified  as
"non-diversified"  under the federal  securities  laws. They have the ability to concentrate a relatively high percentage of their  investments in the securities of a small number of companies,  if ProFund Advisors determines that doing so is the most efficient means of tracking the relevant benchmark. This would make the performance of a Benchmark  ProFund VP more  susceptible  to a single  economic, political  or  regulatory  event than a more  diversified  mutual fund might be.
Nevertheless, the Benchmark ProFunds VP intend to invest on a diversified basis.

Risks of Aggressive Investment Techniques The Benchmark ProFunds VP use investment techniques that may be considered aggressive. Risks associated with the use of options, futures contracts, and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

Benchmark Indexes

 .    The S&P 500 Index is a widely  used  measure  of large U.S.  company  stock performance. It consists of the common stocks of 500 major corporations selected for  their  size and the  frequency  and ease with  which  their  stocks  trade.
Standard & Poor's also attempts to assure that the Index reflects the full range and diversity of the American economy.  The companies in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks.

 .    The  NASDAQ  100  Index  contains  100  of  the  largest  and  most  active non-financial  domestic  and  international  issues  listed on the NASDAQ  Stock
Market based on market  capitalization.  Eligibility criteria for the NASDAQ 100
Index includes a minimum average daily trading volume of 100,000 shares.  If the security is a foreign security,  the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

 .    The Russell 2000(R) Index is an unmanaged  index  consisting of 2,000 small company common stocks.  The Index comprises 2,000 of the smallest U.S. domiciled publicly  traded common stocks that are included in the Russell  3000(R)  Index.
These   common   stocks   represent   approximately   8%  of  the  total  market
capitalization  of  the  Russell  3000(R)  Index  which,  in  turn,   represents
approximately 98% of the publicly traded U.S. equity market.

 .    ProFunds  Europe  Index  ("PEI") is a combined  measure of  European  stock performance  created by  ProFund  Advisors  from the  leading  stock  indexes of
Europe's three largest economies giving equal weight to each index each day. The
PEI averages the daily results of:

         . The Financial Times Stock Exchange 100 ("FTSE-100") Share Index, a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.

         . The Deutsche Aktienindex ("DAX"), is a total rate of return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock
         Exchange.

         . The CAC-40, a capitalization-weighted index of 40 companies listed on the Paris Stock Exchange (the Bourse).

 .    ProFunds Europe 30 Index,  created by ProFund Advisors,  is composed of the
30 most highly  capitalized  European  companies whose  securities are traded on
U.S.  exchanges or on the NASDAQ Stock Market as American  Depository  Receipts.
The  component  companies  of the  Index as of the date of this  Prospectus  are listed in an appendix to the Statement of Additional Information.

The Board of Trustees may change benchmarks without shareholder approval if, for example, it believes another benchmark might better suit shareholder needs.

Who May Want to Consider an Investment

Bull VP, Europe 30 VP and SmallCap VP may be appropriate for investors who want to receive investment results approximating the performance of the S&P 500
Index, the ProFunds Europe 30 Index or the Russell 2000(R) Index, which are, respectively, measures of large capitalization stock performance, European stock performance, and small capitalization stock performance.

UltraBull VP, UltraOTC VP, and UltraEurope VP may be appropriate for investors who:

 .    believe  that over the long  term,  the value of a  particular  index  will increase, and that by investing with the objective of doubling the index's daily return they will achieve superior results over time. Investors in these ProFunds
VP should  understand that since each Ultra ProFund VP seeks to double the daily performance  of its benchmark  index,  it should have twice the  volatility of a conventional index fund and twice the potential risk of loss.

 .    are  seeking  to match an index's  daily  return  with half the  investment required of conventional stock index mutual funds.

--------------------------------------------------------------------------------
An investor might invest  $100,000 in a  conventional  S&P 500 Index ProFund VP.
Alternatively  that same  investor  could  invest  half  that  amount-$50,000-in
UltraBull VP and target the same daily return.
--------------------------------------------------------------------------------

Bear VP, UltraBear VP, UltraShort OTC VP and UltraShort Europe VP may be appropriate for investors who:

 .    expect  the  underlying  index to go down and  desire to earn a profit as a result of the index declining.

 .   want to protect (or hedge) the value of a  diversified  portfolio of stocks and/or stock mutual funds from a stock market downturn that they anticipate.

--------------------------------------------------------------------------------
An investor with a diversified  portfolio of stocks or stock mutual funds valued at $100,000  might be concerned  that the general stock market could decrease or be  volatile  for the next six  months.  The  investor  could try to protect the portfolio against downturns in the stock market by investing $50,000 in Bear VP,
UltraBear VP, UltraShort OTC VP or UltraShort Europe VP - or in a combination of these ProFunds VP. Of course,  the investor likely would also be giving up gains that the portfolio would otherwise produce if the markets go up rather than down in value.  The  ProFunds VP cannot  assure that doing so would  protect  against market downturns.
--------------------------------------------------------------------------------

All of the ProFunds VP may be appropriate for investors who:

 .    are  executing  a  strategy  that  relies on  frequent  buying,  selling or exchanging among stock mutual funds.

 .    want the  impact of their  investment  to range  from  double  the index to double  the  inverse  of the index  based on their  current  view,  positive  or negative, of the index.

Benchmark ProFunds VP Performance

Because the ProFunds VP are newly formed and have no investment track record, they have no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

Annual Benchmark ProFund VP Operating Expenses

The tables below describe the estimated fees and expenses you may pay if you buy and hold shares in any of the Benchmark ProFunds VP. These expenses are reflected in the share prices of the ProFunds VP.





Annual Operating Expenses
(percentage of average daily net assets)


                             Bull VP         UltraBull VP       UltraOTC VP            Europe 30 VP             UltraEurope VP
                             -------         ------------       -----------            ------------             --------------

Management                    0.75%             0.75%              0.75%                   0.75%                    0.90%
Fees

Distribution                  0.25%             0.25%              0.25%                   0.25%                    0.25%
(12b-1) Fees

Other Expenses               [0.67%]           [0.67%]             0.67%                   0.67%                   [0.67%]

Total Annual Operating       [1.67%]           [1.67%]             1.67%                   1.67%                   [1.92%]
Expenses

                           SmallCap VP         Bear VP          UltraBear VP           UltraShortOTC              UltraShort
                                                                                            VP                    Europe VP

Management                    0.75%             0.75%              0.75%                   0.75%                    0.90%
Fees

Distribution                  0.25%             0.25%              0.25%                   0.25%                    0.25%
(12b-1) Fees

Other Expenses                0.67%            [0.67%]            [0.67%]                 [0.67%]                  [0.67%]

Total Annual Operating        1.67%            [1.67%]            [1.67%]                 [1.67%]                  [1.92%]
Expenses

Expense Examples

The following examples illustrate the expenses you would incur on a $10,000 investment in each Benchmark ProFund VP, and are intended to help you compare the cost of investing in the Benchmark ProFunds VP compared to other mutual funds. The examples assume that you invest for the time periods shown and redeem all of your shares at the end of each period, that each ProFund VP earns an annual return of 5% over the periods shown, that you reinvest all dividends and distributions, and that gross operating expenses remain constant. The examples do not reflect separate account or insurance contract fees and charges. Because these examples are hypothetical and for comparison only, your actual costs will be different.

                                 1 Year              3 Years
                                 ------              -------
UltraBull VP                     $____               $____

UltraOTC VP                      $____               $____

Bull VP                          $____               $____

Bear VP                          $____               $____

UltraBear VP                     $____               $____

UltraShort OTC VP                $____               $____

SmallCap VP                      $____               $____

Europe 30 VP                     $____               $____

UltraEurope VP                   $____               $____

UltraShort Europe VP             $____               $____




                                                          Benchmark ProFunds' VP
                                                          Strategy

What the Benchmark ProFunds VP Do Each Benchmark ProFund VP:

 .    Seeks  to  provide  its  investors  with  predictable   investment  returns
approximating  its  benchmark  by investing in  securities  and other  financial instruments, such as futures and options on futures.

 .    Uses a mathematical and quantitative approach.

 .    Pursues its objective regardless of market conditions, trends or direction.

 .    Seeks to provide correlation with its benchmark on a daily basis.

What the Benchmark ProFunds VP Do Not Do

ProFund Advisors does not:

 .    Conduct  conventional  stock  research or analysis or forecast stock market movement in managing the assets of the Benchmark ProFunds VP.

 .    Invest the assets of the  Benchmark  ProFunds  VP in stocks or  instruments based on ProFund  Advisors'  view of the  fundamental  prospects  of  particular companies.

 .    Adopt  defensive  positions by investing  in cash or other  instruments  in anticipation of an adverse climate for their benchmark indexes.

 .    Seek to invest to realize dividend income from their investments.

In addition, the Ultra ProFunds VP do not seek to provide correlation with their benchmark over a period of time other than daily, such as monthly or annually, since mathematical compounding prevents these ProFunds VP from achieving such results.

Important Concepts

 .    Leverage offers a means of magnifying small market  movements,  up or down, into large changes in an investment's value.

 .    Futures,  or futures  contracts,  are contracts to pay a fixed price for an agreed-upon  amount  of  commodities  or  securities,  or the cash  value of the commodity or securities, on an agreed-upon date.

 .    Option  contracts  grant one party a right,  for a price,  either to buy or sell a security or futures  contract at a fixed sum during a specified period or on a specified day.

 .    American  Depository  Receipts represent the right to receive securities of foreign  issuers  deposited  in a  bank.  American  Depository  Receipts  are an alternative to purchasing the  underlying  securities in their national  markets
and  currencies.   Investment  in  American   Depository  Receipts  has  certain
advantages over direct  investment in the underlying  foreign  securities since:
(i) American  Depository Receipts are U.S.  dollar-denominated  investments that are easily  transferable and for which market quotations are readily  available, and (ii)  issuers  whose  securities  are  represented  by  American  Depository
Receipts are generally subject to auditing,  accounting and financial  reporting standards similar to those applied to domestic issuers.

 .    Selling short,  or borrowing stock to sell to a third party, is a technique that may be employed by the ProFunds VP to seek gains when their benchmark index declines.  If a ProFund VP replaces  the security to the lender at a price lower than the price it borrowed it at plus  interest  incurred,  it makes a profit on the  difference.  If the current  market price is greater when the time comes to replace the stock, the ProFund VP will incur a loss on the transaction.

Portfolio Turnover

ProFund  Advisors  expects a significant  portion of the assets of the Benchmark
ProFunds VP to come from professional money managers and investors who use the ProFunds VP as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund VP shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors believes its accounting methodology should minimize the effect on the ProFunds VP of such trading, market timing trading could increase the rate of the ProFunds' VP portfolio turnover, increasing transaction expenses. In addition, while the ProFunds VP do not expect it, large movements of assets into and out of the ProFunds VP may negatively impact their abilities to achieve their investment objectives or their levels of operating expenses.



                                                                 Money Market VP

Objective

As its investment objective, Money Market VP seeks as high a level of current income as is consistent with liquidity and preservation of capital. This ProFund
VP seeks this objective by investing in high quality short-term money market instruments.

Strategy

Money Market VP invests for current income. In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less.
Generally, securities in Money Market VP are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. Money Market VP may also invest in securities that have features that reduce their maturities to 397 days or less on their purchase date. Money Market
VP buys U.S. government debt obligations, money market instruments and other debt obligations that at the time of purchase:

 .    have received the highest short-term rating from two nationally  recognized statistical rating organizations; or

 .    have received the highest  short-term  rating from one rating  organization
(if only one organization rates the security);

 .    if unrated, are determined to be of similar quality by ProFund Advisors; or

 .    have no short-term rating, but are rated in the top three highest long-term rating  categories,  or are  determined  to be of  similar  quality  by  ProFund
Advisors.

Risks

All money market instruments, including U.S. government debt obligations, are subject to interest rate risk, which is the risk that an investment will change in value when interest rates change. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline.

Money market instruments are subject to credit risk, which is the risk that the issuer of the instrument will default, or fail to meet its payment obligations.
In addition, they may change in value if an issuer's creditworthiness changes, although such a circumstance would be extremely unlikely in the case of U.S.
government debt obligations.

An investment in Money Market VP is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While Money Market VP tries to maintain a stable net asset value of $1.00 per share, there is no guarantee that it will do so, and you could lose money by investing in this ProFund VP.

Considering a Money Market VP Investment  Investors can take  advantage of Money
Market VP in two ways:

 .    during periods when  investors  want to maintain a neutral  exposure to the stock  market,  the income earned from an investment in Money Market VP can keep their capital at work.

 .    Money Market VP can be invested in  conjunction  with other  ProFunds VP to adjust an investor's target exposure to an index.

--------------------------------------------------------------------------------
For instance,  an investor who desires to target a daily return of 1.5 times the daily  performance  of  the  S&P  500  Index  could  allocate  75% of his or her investment to UltraBull VP and 25% of the investment to Money Market VP .
--------------------------------------------------------------------------------





Money Market VP Performance

Because Money Market VP is newly formed and has no investment track record, it has no performance information to compare against other mutual funds, or a broad measure of securities market performance.

Annual Operating Expenses

The table below describes the estimated fees and expenses you may pay if you buy and hold shares of Money Market VP. Theses fees and expenses are reflected in the share price of Money Market VP. Annual Operating Expenses (percentage of average daily net assets)

Management Fees                          ____%

Distribution (12b-1) Fees                0.25%

Other Expenses                           ____%

Total Annual Operating Expenses          ____%

Expense Examples

The  examples  below  illustrate  the  expenses  you  would  incur on a  $10,000 investment  in shares of Money  Market VP, and are  intended to help you compare the cost of investing in this  ProFund VP compared to other mutual  funds.  They assume that you invest for the time periods  shown and redeem all of your shares at the end of each  period,  that Money  Market VP earns an annual  return of 5%
over the periods shown, that you reinvest all dividends and  distributions,  and that gross operating  expenses  remain  constant.  They do not reflect  separate account or insurance  contract  fees and  charges.  Because  these  examples are hypothetical and for comparison only, your actual costs will be different.


                            1 Year             3 Years
                            ------             -------
                            $---               $---





                                                                 Money Market VP
                                                                 Strategy


Money Market VP may invest in high-quality, short-term, dollar-denominated money market instruments paying a fixed, variable or floating interest rate. These include:

 .    Debt securities issued by U.S. and foreign banks,  financial  institutions,
and  corporations,   including  certificates  of  deposit,  euro-time  deposits, commercial paper  (including  asset-backed  commercial  paper),  notes,  funding agreements and U.S.  government  securities.  Securities that do not satisfy the maturity restrictions for a money market fund may be specifically  structured so that they are eligible  investments  for money market funds.  For example,  some securities  have  features  which have the effect of shortening  the  security's maturity.

 .    U.S.  government  securities  that are  issued  or  guaranteed  by the U.S.
Treasury, or by agencies or instrumentalities of the U.S. Government.

 .    Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

 .    Asset-backed  securities,  which are generally  participations in a pool of assets whose  payment is derived from the payments  generated by the  underlying assets.  Payments on the  asset-backed  security  generally  consist of interest and/or  principal.

Because  many  of  Money  Market  VP's  principal   investments  are  issued  or
credit-enhanced  by banks,  it may invest  more than 25% of its total  assets in obligations  of  domestic  banks.  Money  Market VP may invest in other types of instruments, as described in the Statement of Additional Information.




Specific Risks and Measures Taken to Limit Them

Credit Risk

A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. Money Market VP only buys high quality securities with minimal credit risk. If a security no longer meets Money Market VP's credit rating requirements, ProFund Advisors will attempt to sell that security within a reasonable time, unless selling the security would not be in Money Market VP's best interest.

Repurchase Agreement Risk

A repurchase agreement exposes Money Market VP to the risk that the party that sells the securities defaults on its obligation to repurchase them. In this circumstance, Money Market VP can lose money because:

 .    it may not be able to sell  the  securities  at the  agreed-upon  time  and price.

 .    the securities lose value before they can be sold.

ProFund Advisors seeks to reduce Money Market VP's risk by monitoring, under the supervision of the Board of Trustees, the creditworthiness of the sellers with whom it enters into repurchase agreements. ProFund Advisors also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest.

Interest Rate Risk

Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates.
Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase when interest rates decline. To minimize such price fluctuations, Money Market VP adheres to the following practices:

 .    it limits the  dollar-weighted  average  maturity of the securities held by
Money Market VP to 90 days or less. Generally,  rates of short-term  investments fluctuate less than longer-term bonds.

 .    it primarily  buys  securities  with  remaining  maturities of 13 months or less. This reduces the risk that the issuer's  creditworthiness  will change, or that the issuer  will  default on the  principal  and  interest  payments of the obligations.

Market Risk

Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk

While Money Market VP invests in short-term securities, which by nature are relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause its returns to lag behind those of similar money market funds. ProFund Advisors attempts to limit this risk by diversifying Money Market VP's investments so that a single setback need not undermine the pursuit of its objective and by investing in money market instruments that receive the highest short-term debt ratings as described above.

Concentration Risk

Because Money Market VP may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry.
Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

Prepayment Risk

When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, Money Market VP may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce its income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.



                                                             General Information


Calculating the Benchmark Funds' Share Prices

Except for UltraEurope VP and UltraShort Europe VP, each Benchmark ProFund VP calculates daily share prices on the basis of the net asset value of its shares at the close of regular trading on the New York Stock Exchange ("NYSE")
(normally,  4:00  p.m.,  Eastern  time)  every  day the  NYSE  and  the  Chicago
Mercantile Exchange are open for business.  UltraEurope VP and UltraShort Europe
VP calculate their daily share prices on the basis of net asset value of their shares at the latest close of trading of the three exchanges tracked by the PEI:
the London Stock  Exchange,  the Frankfurt  Stock  Exchange and the Paris Bourse
(normally, 11:30 a.m., Eastern time), on each day that all three of these exchanges and the NYSE are open.

Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. If portfolio investments of a ProFund VP are traded in markets on days when the ProFund's VP principal trading market(s) is closed, the ProFund's VP net asset value may vary on days when investors cannot purchase or redeem shares.

The ProFunds VP value shares by dividing the market value of the assets attributable to a ProFund VP, less the liabilities attributable to the ProFund
VP, by the number of its outstanding shares. The Benchmark ProFunds VP use the following methods for arriving at the current market price of investments held by them:

 .    securities listed and traded on exchanges--the  last price the stock traded at on a given day, or if there were no sales,  the mean  between the closing bid and asked prices;

 .    securities  traded  over-the-counter--NASDAQ-supplied  information  on  the prevailing bid and asked prices;

 .    futures  contracts  and  options on indexes and  securities--the  last sale price  prior to the close of  regular  trading  on the NYSE  (for all  Benchmark
ProFunds VP except UltraEurope VP and UltraShort Europe VP);

 .    futures  prices used to calculate net asset values for  UltraEurope  VP and
UltraShort  Europe VP will be the last  transaction  prices  for the  respective futures  contracts that occur  immediately  prior to the close of the underlying stock exchange;

 .    options  on  futures   contracts--priced  at  fair  value  determined  with
reference  to  established  future  exchanges;

 .    bonds and  convertible  bonds  generally  are  valued  using a  third-party pricing system;

 .    short-term debt securities are valued at amortized cost, which approximates market  value;

 .    the  foreign  exchange  rates used to  calculate  the net asset  values for
UltraEurope  VP and  UltraShort  Europe VP will be the mean of the bid price and the asked price for the respective foreign currency occurring immediately before the last underlying stock exchange closes.

When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the ProFunds VP sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair value, or in a manner that is different from the discussion above. See the Statement of Additional Information for more details.

The New York Stock Exchange and the Chicago Mercantile Exchange, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther
King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th,
Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the day before Christmas holiday.

The London Stock Exchange, Frankfurt Stock Exchange or Paris Bourse closes for the following holidays in 1999: May Day (May 3), Ascension (May 13), Pentecost
Monday (May 24),  Spring Bank  Holiday  (May 31),  Corpus  Christi Day (June 3),
Independence  Day (July 5),  Bastille Day (July 14), Summer Bank Holiday (August
30),  Labor Day  (September  6), All Saints Day (November 1),  Thanksgiving  Day
(November 25),  Christmas Eve,  Christmas Day (observed December 27), Boxing Day
(observed  December 28) and New Year's Eve. Holidays scheduled for 2000 include:
New Years Day (January 3), Good Friday  (April 21) and Easter Monday (April 24).
Please note that holiday schedules are subject to change without notice.

Calculating Money Market VP's Share Price

Money Market VP calculates daily share prices on the basis of the net asset value of its shares at the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) every day the NYSE is open for business. Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. If the market for the primary investments in Money Market VP closes early, Money Market VP may close early, and it will cease taking purchase orders at that time. Money Market VP's net asset value per share will normally be $1.00, although ProFund Advisors cannot guarantee that this will always be the case. Money Market VP uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys. This method does not reflect daily fluctuations in market value.

Purchasing and Redeeming Shares

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt of a purchase order or redemption request.

Payment  for shares  redeemed  normally  will be made  within  seven  days.  The
ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

The ProFunds VP currently do not foresee any  disadvantages  to investors if the
ProFunds VP served as investment media for both variable  annuity  contracts and variable life insurance policies. However, it is theoretically possible that the interest  of owners of annuity  contracts  and  insurance  policies  for which a
ProFund VP served as an investment  medium might at some time be in conflict due to differences in tax treatment or other  considerations.  The Board of Trustees and each participating  insurance company would be required to monitor events to identify any material  conflicts  between  variable  annuity contract owners and variable life insurance policy owners,  and would have to determine what action, if any,  should be taken in the  event of such a  conflict.  If such a  conflict occurred, an insurance company participating in the ProFund VP might be required to  redeem  the  investment  of one or more of its  separate  accounts  from the
ProFund  VP,   which  might  force  the  ProFund  VP  to  sell   securities   at
disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

Distribution of Shares

Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procurring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

Tax Information

To comply with regulations under the Internal Revenue Code, each ProFund VP is required to diversify its investments. Generally, a ProFund VP will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences also could ensue.

Because you do not own shares in the ProFunds VP directly, generally you are not taxed directly on distributions from the ProFunds VP. However, you may be subject to taxation when you receive distributions from your variable annuity contract or variable life insurance policy. You should refer to the prospectus for your contract or policy for information on the taxes relating to your investment and the tax consequences of any withdrawal of your investment. You may also wish to consult with your own tax advisor about your particular situation, and the tax consequences of your investment under state and local laws.

Reference  is made to the  prospectus  for the  separate  account  and  variable insurance contract for information regarding the federal income tax treatment of
distributions  to  the  separate  account.   See  the  Statement  of  Additional
Information for more information on taxes.




                                                          ProFunds VP Management


Board of Trustees and Officers

The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

Investment Advisor

ProFund Advisors LLC,  located at 7900 Wisconsin  Avenue,  Suite 300,  Bethesda,
Maryland 20814, serves as the investment advisor to the ProFunds VP, providing investment advice and management services. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It receives fees equal to 0.75% of the average daily net assets of each Benchmark ProFund VP, except UltraEurope VP and ProFund VP UltraShort Europe VP, for which it receives a fee equal to 0.90% of the average daily net assets. ProFund Advisors also receives an investment advisory fee equal to [ ]% of the average daily net assets of Money Market VP. ProFund Advisors bears the costs of advisory services.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC, served as senior vice president of Padco Advisors, Inc., which advised Rydex(R)
Funds. In addition, Mr. Sapir practiced law for over 13 years, most recently as a partner in a Washington-based law firm. As an attorney, Mr. Sapir advised and represented mutual funds and other financial institutions. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and
B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC, co-founded National Capital
Companies, L.L.C., an investment bank in 1986, and manages its hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

William E. Seale, Ph.D., Director of Portfolio for ProFund Advisors LLC, has more than 29 years of experience in the commodity futures markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission. He earned his degrees at
University of Kentucky. Dr. Seale also holds an appointment as Professor of Finance at George Washington University.

Each Benchmark ProFund VP is managed by an investment team chaired by Dr. Seale.

Other Service Providers

BISYS Fund Services,  located at 3435 Stelzer Road, Suite 1000,  Columbus,  Ohio
43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services. Each ProFund VP pays BISYS a fee for its administrative services. The fee is equal to 0.05% of average daily net assets.

ProFund Advisors also performs client support and administrative services for the ProFunds VP. The Benchmark ProFunds VP each pay a fee equal, on an annual basis, to 0.15% of average daily net assets for these services. ProFund Advisors may receive a fee equal, on an annual basis, to __% of average daily net assets from Money Market VP for these services.

Year 2000

Like other funds and business organizations around the world, the ProFunds VP could be adversely affected if the computer systems used by their investment advisor and other service providers do not properly process and calculate date-related information for the Year 2000 and beyond. In addition, Year 2000 issues may adversely affect companies in which the ProFunds VP invest, which could impact the share prices of the ProFunds VP. Europe 30 VP, UltraEurope VP and UltraShort Europe VP may be particularly susceptible to this risk, as they primarily invest, directly or indirectly, in issuers located outside the U.S., and the governments and companies in many foreign countries have not prepared as extensively as have most U.S. issuers for the arrival of the Year 2000.

The ProFunds VP have been assured that their service providers have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the operations of the ProFunds VP associated with Year 2000 issues. The service providers are likewise seeking assurances from their respective vendors and suppliers that these entities are addressing any Year 2000 issues.

In the event that any  systems  upon which the  ProFunds  VP depend are not Year
2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur. While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the service providers of the ProFunds VP cannot be accurately assessed at this time, the ProFunds VP currently have no reason to believe that the Year 2000 plans of the investment advisor and other service providers will not be completed by December 31, 1999.
The ProFunds VP will continue to closely monitor developments relating to this issue.

Other Information

"Standard & Poor's(R),"  "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and
"500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Trust. "NASDAQ 100 Index" is a trademark of the NASDAQ
Stock Markets, Inc. ("NASDAQ"). "Russell 2000 Index" is a trademark of the Frank
Russell Company. The ProFunds VP are not sponsored, endorsed, sold or promoted by Standard & Poor's, NASDAQ, or the Frank Russell Company, and neither Standard
& Poor's, NASDAQ nor the Frank Russell Company makes any representation regarding the advisability of investing in the ProFunds VP.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P).



                                                        Similar Fund Performance


The following table provides information concerning the historical total return performance of the Investor Class shares of the Bull ProFund, UltraBull ProFund, UltraOTC ProFund, Bear ProFund, and UltraBear ProFund (the "Similar Funds"), each a series of the Trust, which are similar to Bull VP, UltraBull VP, UltraOTC
VP, Bear VP, and UltraBear VP, respectively. Each Similar Funds' investment objectives, policies and strategies are substantially similar to those of its corresponding ProFund VP, and each is currently managed by the same investment team. While the investment objectives, policies and risks of the Similar Funds and the ProFunds VP are similar, the performance of a Similar Fund and its corresponding ProFund VP will vary. The data is provided to illustrate the past performance of ProFund Advisors in managing a substantially similar investment portfolio and does not represent the past performance of the ProFunds VP or the future performance of the ProFunds VP or their investment team. Consequently, potential investors should not consider this performance data as an indication of the future performance of the ProFunds VP or of their investment team.

The performance data shown below reflects the net operating expenses of the Similar Funds, which are lower than the estimated operating expenses of the ProFunds VP. Performance would have been lower for each Similar Fund if the expenses of its corresponding ProFund VP were used. In addition, the Similar
Funds, unlike the ProFunds VP, are not sold to insurance company separate accounts to fund variable insurance contracts. As a result, the performance results presented below do not take into account charges or deductions against a separate account or variable insurance contract for cost of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a variable insurance contract for which the ProFunds VP serve as an underlying investment vehicle. By contrast, investors with contract value allocated to the ProFunds VP will be subject to charges and expenses relating to variable insurance contracts and separate accounts.

The Similar Funds' performance data shown below is calculated in accordance with
standards   prescribed  by  the  Securities  and  Exchange  Commission  for  the
calculation of average annual total return  information.  The investment results of the Similar  Funds  presented  below are  unaudited  and are not  intended to predict or suggest results that might be experienced by the Similar Funds or the
ProFunds VP.  Share prices and  investment  returns  will  fluctuate  reflecting market conditions. The performance data for the benchmark index identified below does not reflect the fees or expenses of the Similar Funds or the ProFunds VP.

Average  Annual  Total  Return  for the  Similar  Funds and for their  Benchmark
Indexes for Periods Ended December 31, 1998

Similar Fund/Benchmark Index                           One Year                  Since Inception              Inception Date

Bull ProFund                                            26.57%                       23.07%                      12/02/97
S&P 500 Index*                                          26.67%                       24.18%

UltraBull ProFund                                       42.95%                       42.34%                      11/28/97
S&P 500 Index*                                          26.67%                       26.92%

UltraOTC ProFund                                        185.34%                      123.30%                     12/02/97
NASDAQ 100 IndexTM*                                     85.31%                       70.12%

Bear ProFund                                            -19.46%                      -19.41%                     12/31/97
S&P 500 Index*                                          26.67%                       26.67%

UltraBear ProFund                                       -38.34%                      -35.43%                     12/23/97
S&P 500 Index*                                          26.67%                       28.27%

-------------
*  Excludes dividends.

#   The  Similar  Fund  performance  information  set forth above  reflects  fee
    waivers   and/or   expense   reimbursements.   Absent  such  waivers  and/or
    reimbursements, Similar Fund performance would have been lower.

                                                                    [Back Cover]

You can find more detailed information about each of the ProFunds VP in their current Statement of Additional Information, dated October 18, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus dated October 18, 1999. To receive your free copy of a Statement of Additional Information, or if you have questions about the ProFunds VP, write to us at:

ProFunds
P.O. Box 182800
Columbus, OH 43218-2800

or call our toll-free numbers:

(888) PRO-FNDS (888) 776-3637 For Investors
(888) PRO-5717 (888) 776-5717 Financial Professionals Only

or visit our website www.profunds.com.

You can find other information about the ProFunds VP on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-800-SEC-0330.

                           ProFunds Executive Offices
                                  Bethesda, MD


[Logo]

811-08239

                                    PROFUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                        7900 WISCONSIN AVENUE, SUITE 300
                            BETHESDA, MARYLAND 20814

                       (888) 776-3637 RETAIL SHAREHOLDERS
                  (888) 776-5717 (FINANCIAL PROFESSIONALS ONLY)

     This Statement of Additional Information describes eleven series of the ProFunds (the "Pro Funds VP"): ten non-money market ("Benchmark") ProFunds VP and the ProFund VP Money Market ("Money Market VP"). The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to hedge an existing investment portfolio. Each Benchmark ProFund VP seeks investment results that correspond each day to a specified benchmark. Money Market VP seeks as high a level of current income as is consistent with liquidity and preservation of capital. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds VP may be created from time to time.

     Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (the "Advisor").

     The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Each Benchmark ProFund VP is not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the investment objectives of the ProFunds VP will be achieved.

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, dated October 18, 1999, as supplemented from time to time, which incorporates this Statement of Additional Information by reference. Words or phrases used in the Statement of Additional Information without definition have the same meaning as ascribed to them in the Prospectus. A copy of the Prospectus is available, without charge, upon request to the address above or by telephoning at the telephone numbers above.

    The date of this Statement of Additional Information is October 18, 1999.

                                TABLE OF CONTENTS

                                                                       PAGE

ProFunds.................................................................__
Investment Policies and Techniques ......................................__
Investment Restrictions..................................................__
Determination of Net Asset Value.........................................__
Portfolio Transactions and Brokerage.....................................__
Management of ProFunds...................................................__
Costs and Expenses.......................................................__
Organization and Description of Shares of Beneficial Interest............__
Taxation ................................................................__
Performance Information .................................................__
Financial Statements.....................................................__
Appendix -- Europe 30 Index .............................................__
Appendix -- Description of Securities Ratings ...........................__

                                    PROFUNDS

     ProFunds (the "Trust") is an open-end management investment company, and currently comprises twenty separate series. Eleven of these series, the ProFunds VP, are offered to insurance company separate accounts and qualified pension and retirement plans and are discussed herein. All of the ProFunds VP, except for Money Market VP, are classified as non-diversified, although they currently intend to operate in a diversified manner. Other series may be added in the future.

                       INVESTMENT POLICIES AND TECHNIQUES

GENERAL

     Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus.

     The investment objectives (except the specific benchmarks which are tracked by the ProFunds VP) and certain investment restrictions of the ProFunds VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least the majority of the outstanding shares of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the trustees of the ProFunds VP without the approval of shareholders.

     A Benchmark ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the ProFunds VP believes the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs, or the financial or economic environment makes it difficult for the Funds' investment results to correspond sufficiently to its current benchmark. If believed appropriate, a Benchmark ProFund VP may specify a benchmark for itself that is "leveraged" or proprietary. Of course, there can be no assurance that a ProFund VP will achieve its objective.

     Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the respective benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments a Benchmark ProFund VP makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a Benchmark ProFunds VP and the performance of its benchmark), certain factors will tend to cause a Benchmark ProFunds VP's investment results to vary from a perfect correlation to its benchmark. The Benchmark ProFunds VP, however, do not expect that their total returns will vary adversely from their respective current benchmarks by more than ten percent over the course of a year. See "Special Considerations."

     It is the policy of the Benchmark ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

     The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFunds VP. The ProFunds VP are free to reduce or eliminate the ProFunds VP's activity in any of those areas without changing the ProFunds' VP fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of the its objectives.

BULL VP AND ULTRABULL VP

     The investment objective of Bull VP is to provide daily investment results that correspond to the performance of the S&P 500 Index. The investment objective of UltraBull VP is to provide daily investment results that correspond to twice (200%) the performance of the S&P 500 Index. These ProFunds VP seek to achieve this correlation on each trading day. Under their investment objectives, UltraBull VP should produce greater gains to investors when the S&P 500 Index rises and greater losses when the S&P 500 Index declines over the corresponding gain or loss of Bull VP.

     In attempting to achieve their objectives, Bull VP and UltraBull VP expect that a substantial portion of their respective assets usually will be devoted to employing certain specialized investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest income the ProFund VP pays or receives as the result of the transaction. These ProFunds VP may also invest in shares of individual securities which are expected to track the S&P 500 Index.

BEAR VP AND ULTRABEAR VP

     Bear VP and UltraBear VP are designed to allow investors to speculate on anticipated decreases in the S&P 500 Index or to hedge an existing portfolio of securities or mutual fund shares. The Bear VP's investment objective is to provide daily investment results that correspond to the inverse (opposite) of the performance of the S&P 500 Index. UltraBear VP's investment objective is to provide daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the S&P 500 Index.

     If Bear VP achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of Bear VP would increase for that day in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of the shares of Bear VP would decrease for that day in direct proportion to any increase in the level of the S&P 500 Index for that day. The net asset value of UltraBear VP on the same days would increase or decrease approximately twice as much as the price change of Bear VP.

     For example, if the S&P 500 Index were to decrease by 1% on a particular day, investors in Bear VP should experience a gain in net asset value of approximately 1% for that day. UltraBear VP should realize an increase of approximately 2% of its net asset value on the same day. Conversely, if the S&P 500 Index were to increase by 1% by the close of business on a particular trading day, investors in Bear VP and UltraBear VP would experience a loss in net asset value of approximately 1% and 2%, respectively.

     Due to the nature of Bear VP and UltraBear VP, investors in these ProFunds VP could experience substantial losses during sustained periods of rising equity prices, with losses to investors in UltraBear VP approximately twice as large as the losses to investors in the Bear VP. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market.

     In pursuing its investment objectives, Bear VP and UltraBear VP generally do not invest in traditional securities, such as common stock of operating companies. Rather, Bear VP and UltraBear VP employ certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     Under these techniques, Bear VP and UltraBear VP will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the ProFund VP terminates the position. These ProFunds VP will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the ProFund VP pays or receives as the result of the transaction.

ULTRAOTC VP AND ULTRASHORT OTC VP

     The investment objective of UltraOTC VP is to provide daily investment results that correspond to twice (200%), the performance of the NASDAQ 100 Index(TM).

     UltraOTC VP does not intend to hold the 100 securities included in the NASDAQ 100 Index(TM). Instead, UltraOTC VP intends to engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, UltraOTC VP will invest, under normal conditions, at least 65% of its total assets in securities traded on the over-the-counter markets and instruments with values that are representative of such securities such as futures and option contracts in such securities or indices.

     The investment objective of UltraShort OTC VP is to provide daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the NASDAQ 100 Index(TM). It is the policy of UltraShort OTC VP to pursue its investment objective of correlating with its benchmark regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

     UltraShort OTC VP is designed to allow investors to seek to profit from anticipated decreases in the NASDAQ 100 Index(TM) or to hedge an existing portfolio of securities or mutual fund shares. UltraShort OTC VP's investment objective is to provide investment results that will inversely correlate to 200% of the performance of the NASDAQ 100 Index(TM). UltraShort OTC VP seeks to achieve this inverse correlation on each trading day.

     If the ProFund VP achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of UltraShort OTC VP would increase for that day proportional to twice any decrease in the level of the NASDAQ 100 Index(TM). Conversely, the net asset value of the shares of UltraShort OTC VP would decrease for that day proportional to twice any increase in the level of the NASDAQ 100 Index(TM) for that day.

     For example, if the NASDAQ 100 Index(TM) were to decrease by 1% on a particular day, investors in UltraShort OTC VP should experience a gain in net asset value of approximately 2% for that day. Conversely, if the NASDAQ 100 Index(TM) were to increase by 1% by the close of business on a particular trading day, investors in UltraShort OTC VP would experience a loss in net asset value of approximately 2%.

     In pursuing its investment objective, UltraShort OTC VP generally does not invest in traditional securities, such as common stock of operating companies. Rather, UltraShort OTC VP employs certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     Under these techniques, UltraShort OTC VP will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which UltraShort OTC VP terminates the position. UltraShort OTC VP will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that UltraShort OTC VP pays or receives as the result of the transaction. Due to the nature of UltraShort OTC VP, investors could experience substantial losses during sustained periods of rising equity prices. This is the opposite likely result expected of investing in a traditional equity mutual fund in a generally rising stock market.

     Companies whose securities are traded on the over-the-counter ("OTC") markets generally have smaller market capitalization or are newer companies than those listed on the NYSE or the American Stock Exchange (the "AMEX"). OTC companies often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, the lower degree of liquidity in the OTC markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

SMALL CAP VP

     The investment objective of Small Cap VP is to provide daily investment results that correspond to the performance of the Russell 2000(R) Index.

     Small Cap VP does not intend to hold the 2,000 securities included in the Russell 2000(R) Index. Instead, Small Cap VP intends to engage in transactions in equities, stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. As a nonfundamental policy, Small Cap VP will invest, under normal conditions, at least 65% of its total assets in the securities comprising the Russell 2000(R) Index and instruments with values that are representative of such securities, such as futures and option contracts on such securities or such index.

     The Russell 2000(R) Index is a capitalization-weighted index of domestic equities traded on the NYSE, AMEX and NASDAQ. The index represents the bottom 2,000 companies of the 3,000 U.S. stocks with the largest market capitalizations. As of June 30, 1999, the market capitalization of these 2,000 companies represented about 8% of the total market capitalization of the 3,000 companies. Companies whose stock comprises the Russell 2000(R) Index often have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies may have limited marketability and may be more volatile in price than securities of larger capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of smaller companies whose stock comprises the Russell 2000(R) Index are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller capitalization companies to changing economic conditions than larger capitalization companies. Conversely, because many of these securities may be overlooked by investors and undervalued in the marketplace, there is potential for significant capital appreciation.

EUROPE 30 VP, ULTRAEUROPE VP, AND ULTRASHORT EUROPE VP

     The investment objective of Europe 30 VP is to provide daily investment results that correspond to the performance of the ProFunds Europe 30 Index ("PEI").

     The investment objective of UltraEurope VP is to provide daily investment results that correspond to twice (200%) the performance of the PEI. Under its investment objective, UltraEurope VP should produce greater gains to investors when the PEI rises and greater losses when the PEI declines over the corresponding gain or loss of the PEI itself.

     UltraShort Europe VP is designed to allow investors to seek to profit from anticipated decreases in the PEI or to hedge an existing portfolio of securities or mutual fund shares. UltraShort Europe VP's investment objective is to provide daily investment results that correspond to twice (200%) the inverse (opposite) of the performance of the PEI.

     If UltraShort Europe VP achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of this ProFund VP would increase for that day proportional to twice any decrease in the level of the PEI. Conversely, the net asset value of the shares of UltraShort Europe VP would decrease for that day proportional to twice any increase in the level of the PEI for that day.

     For example, if the PEI were to decrease by 1% on a particular day, investors in UltraShort Europe VP should experience a gain in net asset value of approximately 2% for that day. Conversely, if the PEI were to increase by 1% by the close of business on a particular trading day, investors in UltraShort Europe VP would experience a loss in net asset value of approximately 2%.

     In pursuing their investment objectives, UltraEurope VP and UltraShort Europe VP generally do not invest in traditional securities, such as common stock of operating companies. Rather, UltraEurope VP and UltraShort Europe VP employ certain investment techniques, including engaging in short sales and in certain transactions in stock index future contracts, options on stock index future contracts, and options on securities and stock indexes.

     Investing in foreign companies or financial instruments by these ProFunds VP (directly or indirectly) may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack uniform accounting and disclosure standards. Because these ProFunds VP will invest indirectly in foreign markets, they will be subject to certain of the market, economic and political risks prevalent in these foreign markets.

     Changes in foreign exchange rates will affect the value of securities of financial instruments denominated or quoted in currencies other than the U.S. Dollar, and these ProFunds VP will not engage in activities designed to hedge against foreign currency exchange rate fluctuations. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an
international  perspective.   Currency  exchange  rates  also  can  be  affected
unpredictably by intervention (or failure to intervene) by U.S. or foreign governments or central banks, by currency controls or by political developments in the U.S. or abroad.

     By investing in American Depository Receipts ("ADRs") under normal market conditions, Europe 30 VP may reduce some of the risks of investing in foreign securities. ADRs are denominated in the U.S. Dollar, which reduces the risk of currency fluctuations during the settlement period for either purchase or sales. Further, the information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. However, ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers.

     On January 1, 1999, the European Monetary Union (EMU) began to implement a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policy in Europe and other parts of the world. Although it is not possible to predict the impact of the Euro implementation plan on Europe 30 VP, UltraEurope VP, and UltraShort Europe VP, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets.

MONEY MARKET VP

     Money Market VP seeks as high a level of current income as is consistent with liquidity and the preservation of capital. It seeks this objective by investing in high quality money market instruments. Money Market VP offers investors a convenient means of diversifying their holdings of short-term securities while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments, such as coordinating maturities and reinvestments, providing for safekeeping and maintaining detailed records. High quality, short-term instruments may result in a lower yield than instruments with a lower quality and/or a longer term.

     There can be no assurance that the investment objective of Money Market VP will be achieved.

     Money Market VP invests in money market instruments, including corporate debt obligations, U.S. government securities, bank obligations and repurchase agreements. Money Market VP follows practices which are designed to enable Money Market VP to maintain a $1.00 share price: limiting dollar-weighted average maturity of the securities held by Money Market VP to 90 days or less; buying securities which have remaining maturities of 397 days or less; and buying only high quality securities with minimal credit risks. Of course, Money Market VP cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While Money Market VP invests in high quality money market securities, you should be aware that your investment is not without risk. All money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

FUTURES CONTRACTS AND RELATED OPTIONS

     The ProFunds VP (other than Money Market VP) may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulation requirements. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

     When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

     Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the ProFund VP's loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing purchase or sale transactions with respect to options on futures contracts by buying an option of the same series as an option previously written by a ProFund VP, or selling an option of the same series as an option previously purchased by a ProFund VP. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission.

     When a ProFund VP purchases or sells a stock index futures contract, or sells an option thereon, the ProFund VP "covers" its position. To cover its position, a ProFund VP may enter into an offsetting position or maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position.

     The Benchmark ProFunds VP may purchase and sell futures contracts and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations") under the Commodity Exchange Act under which each of these ProFunds VP would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a ProFund VP may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non- bona fide hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non- bona fide hedging positions do not exceed 5% of the liquidation value of the ProFund VP's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

     The ProFunds VP will cover their positions when they write a futures contract or option on a futures contract. A ProFund VP may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund VP will maintain in a segregated account cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

     A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will maintain in a segregated account cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

     Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

     The ProFunds VP (other than Money Market VP) may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions and to create synthetic money market positions. See "Taxation" herein.

     A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

     Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a ProFund VP will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the ProFund VP's custodian bank liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

     The Benchmark ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing their investment objectives. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

     Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the 15% limitation on investment in illiquid securities by the ProFunds VP. See "Illiquid Securities."

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written
(sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

     Each Benchmark ProFund VP may buy and write (sell) options on securities for the purpose of realizing its investment objectives. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by depositing and maintaining in a segregated account cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will have and maintain on deposit with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

     If a ProFund VP that writes an option wishes to terminate the ProFund VP's obligation, the ProFund VP may effect a "closing purchase transaction." The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer's position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option which the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

     Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

     Bear VP, UltraBear VP, UltraShort OTC VP and UltraShort Europe VP may engage in short sales transactions under which the ProFund VP sells a security it does not own. To complete such a transaction, the ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

     Until the ProFund VP closes its short position or replaces the borrowed security, the ProFund VP will cover its position with an offsetting position or maintain a segregated account containing cash or liquid instruments at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short.

SWAP AGREEMENTS

     The ProFunds VP (other than Money Market VP) may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by the ProFunds VP calculate the obligations of the parties to the agreement on a "net basis." Consequently, a ProFund VP's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

     A ProFund VP's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a ProFund VP's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the ProFund VP illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

     Each Benchmark ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the ProFund VP on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the ProFund VP on the notional amount.

     Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP's risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any. The net amount of the excess, if any, of a ProFund VP's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a ProFund VP's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the ProFunds VP and their Advisor believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund VP's borrowing restrictions.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the ProFund VP transactions in swap agreements.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

AMERICAN DEPOSITORY RECEIPTS

     For many foreign securities, U.S. Dollar denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, Europe 30 VP can avoid currency risks during the settlement period for either purchase or sales.

     In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

     Europe 30 VP may invest in both sponsored and unsponsored ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, and the prices of unsponsored depository receipts may be more volatile than if such instruments were sponsored by the issuer.

U.S. GOVERNMENT SECURITIES

     Each ProFund VP also may invest in U.S. government securities in pursuit of its investment objectives, as "cover" for the investment techniques these ProFunds VP employ, or for liquidity purposes.

     Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP's portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP's portfolio investments in these securities.

     U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives),the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

REPURCHASE AGREEMENTS

     Each of the ProFunds VP may enter into repurchase agreements with financial institutions. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other liquid assets held by the a ProFund VP, amounts to more than 15% (10% with respect to Money Market VP) of its total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

CASH RESERVES

     To seek its investment objective as a cash reserve, for liquidity purposes, or as "cover" for positions it has taken, each ProFund VP may temporarily invest all or part of the ProFund VP's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

REVERSE REPURCHASE AGREEMENTS

     The ProFunds VP may use reverse repurchase agreements as part of their investment strategies. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund VP intend to use the reverse repurchase technique only when it will be to the ProFund VP's advantage to do so. The ProFund VP will establish a segregated account with its custodian bank in which the ProFund VP will maintain cash or liquid instruments equal in value to the ProFund VP's obligations in respect of reverse repurchase agreements.

BORROWING

     The ProFunds VP may borrow money for cash management purposes or investment purposes. Each of the ProFunds VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP "covers" its repurchase obligations as described above in "Reverse Repurchase Agreements," such agreement will not be considered to be a "senior security" and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the ProFunds VP. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a ProFund VP's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will increase more when the ProFund VP's portfolio assets increase in value and decrease more when the ProFund VP's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

     As required by the 1940 Act, a ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the ProFund VP's assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including Sundays and holidays), will reduce the amount of the ProFund VP's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. In addition to the foregoing, the ProFunds VP are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the ProFund VP's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

     Each of the ProFunds VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP's total assets. Loans would be subject to termination by the lending ProFund VP on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending ProFund VP. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A lending ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Benchmark ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP's net asset value. Each Benchmark ProFund VP will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the ProFund VP's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

     The Trust will also establish a segregated account with the Trust's custodian bank in which the ProFunds VP will maintain liquid instruments equal to or greater in value than the ProFund VP's purchase commitments for such when-issued or delayed-delivery securities, or the Trust does not believe that a ProFund VP's net asset value or income will be adversely affected by the ProFund VP's purchase of securities on a when-issued or delayed delivery basis.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

     The ProFunds VP may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP's shareholders will indirectly bear the ProFund VP's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP's own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP's own operations.

ILLIQUID SECURITIES

     While none of the ProFunds VP anticipates doing so, each of the ProFunds VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% (10% with respect to Money Market VP) of the ProFund VP's net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

     At the time of investment, Money Market VP's aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by Money Market VP), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of Money Market VP's net assets. If changes in the liquidity of certain securities cause Money Market to exceed such 10% limit, Money Market VP will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of Money Market VP.

     Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted  securities  is a  question  of  fact  for a  board  of  trustees  to
determine,   such   determination   to  be  based  on  a  consideration  of  the
readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. Trustees of ProFunds VP have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP's liquidity.

PORTFOLIO QUALITY AND MATURITY (MONEY MARKET VP)

     Money Market VP will maintain a dollar-weighted average maturity of 90 days or less. All securities in which Money Market VP invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations ("NRSRO") (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by the Advisor, under the supervision of Board of Trustees, to be of comparable quality. Currently, there are five rating agencies which have been designated by the Commission as an NRSRO. These organizations and their highest short-term rating category (which may also be modified by a "+") are: Duff and Phelps Credit Rating Co., D-1; Fitch IBCA, Inc., F1; Moody's Investors Service Inc. ("Moody's"), Prime-1; Standard & Poor's, A-1; and Thomson BankWatch, Inc., T-1. A description of such ratings is provided in the Appendix. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees, will also determine that all securities purchased by Money Market VP present minimal credit risks. The Advisor will cause Money Market VP to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of Money Market VP.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (MONEY MARKET VP)

     Money Market VP may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign institutions, including banks which are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Bank obligations in which Money Market VP invests include certificates of deposit, bankers' acceptances, time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of Money Market VP's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, Money Market VP may invest in obligations of foreign banks or foreign branches of U.S. banks which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. Under normal market conditions, Money Market VP will invest more than 25% of its assets in the foreign and domestic bank obligations described above. Money Market VP's concentration of its investments in bank obligations will cause Money Market VP to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in the Appendix.

COMMERCIAL PAPER,  OTHER DEBT OBLIGATIONS AND CREDIT  ENHANCEMENT  (MONEY MARKET
VP)

     COMMERCIAL PAPER. Money Market VP may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper when purchased by Money Market VP must be rated the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates objections, or if not rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by Money Market VP must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks.

     Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between Money Market VP and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, Money Market VP will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, Money Market VP might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

     OTHER DEBT OBLIGATIONS. Money Market VP may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase have, or are comparable in priority and security to other securities of such issuer which have, outstanding short-term obligations meeting the above short-term rating requirements, or if there are no such short-term ratings, are determined by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality and are rated in the top three highest long-term categories by the NRSROs rating such security.

     CREDIT ENHANCEMENT. Certain of Money Market VP's acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security and could cause losses to Money Market VP and affect Money Market VP's share price. Money Market VP may have more than 25% of its total assets invested in securities credit-enhanced by banks.

     ASSET-BACKED SECURITIES. Money Market VP may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets, such as motor vehicle or credit card receivables. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets.

PORTFOLIO TURNOVER

     The nature of the ProFunds VP will cause the ProFunds VP to experience substantial portfolio turnover. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the ProFunds VP. In addition, a ProFund VP's portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. Because each ProFund VP's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the ProFund VP's investors, it is difficult to estimate what the ProFund VP's actual turnover rate will be in the future. "Portfolio Turnover Rate" is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Benchmark ProFunds VP invest since such contracts generally have a remaining maturity of less than one year. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for each ProFund VP is calculated without regard to instruments, including options and futures contracts, having a maturity of less than one year. Bull VP, UltraBull VP, Bear VP, UltraBear VP, and Small Cap VP typically hold most of their investments in short-term options and futures contracts, which, therefore, are excluded for purposes of computing portfolio turnover. Therefore, based on the Commission's portfolio turnover formula, each of these ProFunds VP expects a portfolio turnover rate of approximately 0%.

SPECIAL CONSIDERATIONS

     To the extent discussed above and in the prospectus, the ProFunds VP present certain risks, some of which are further described below.

     TRACKING ERROR. While the Benchmark ProFunds VP do not expect that their returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are: (1) ProFund VP expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by the ProFunds VP; (2) less than all of the securities in the benchmark being held by a ProFund VP and securities not included in the benchmark being held by a ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) ProFund VP share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance;
(8) the need to conform a ProFund VP's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements, and
(9) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

     LEVERAGE. UltraBull VP, UltraBear VP, UltraOTC VP, UltraEurope VP, UltraShort OTC VP and UltraShort Europe VP intend to regularly use leveraged investment techniques in pursuing their investment objectives. Utilization of leveraging involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFund VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFund VP's shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest which would decrease the ProFund VP's total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss of approximately twice the amount they would have incurred had these ProFunds VP not been leveraged.

     NON-DIVERSIFIED STATUS. Each Benchmark ProFund VP is a "non-diversified" series. Each Benchmark ProFund VP is considered "non-diversified" because a relatively high percentage of the ProFund VP's assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund VP's portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP's classification as a "non-diversified" investment company means that the proportion of the ProFund VP's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFund VP that are less restrictive than the requirements applicable to the "diversified" investment companies under the 1940 Act.

                             INVESTMENT RESTRICTIONS

     The ProFunds VP have adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of a ProFund VP, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of:
(i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

     A ProFund VP may not:

1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto). With respect to Money Market VP, this restriction does not apply to securities or obligations issued by U.S. banks.

2.  Make investments for the purpose of exercising control or management.

3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund VP may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

6. Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund VP's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

8. Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP's Prospectus and Statement of Additional Information, as they may be amended from time to time.

                        DETERMINATION OF NET ASSET VALUE

     The net asset values of the shares of the ProFunds VP (except UltraEurope VP and UltraShort Europe VP) are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE and the Chicago Mercantile Exchange ("CME") are open for business (in the case of Money Market VP, net asset value is determined as of the close of business on each day the NYSE is open for business.)

     The net asset values of the shares of UltraEurope VP and UltraShort Europe VP are determined as of the latest close of trading of the three exchanges tracked by the PEI (ordinarily 11:30 AM Eastern Time) on each day the NYSE, London Stock Exchange, Frankfurt Stock Exchange and Paris Stock Exchange are open for business (see Prospectus for applicable holiday closings). To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. Although the ProFunds VP expect the same holiday schedules to be observed in the future, the exchanges may modify their holiday schedules at any time.

     The net asset value of shares of a ProFund VP serves as the basis for the purchase and redemption price of that class of shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP's assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. If market quotations are not readily available, a security will be valued at fair value by the Trustees of the Trust or by the Advisor using methods established or ratified by the Trustees of the Trust. Money Market VP's net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

     The securities in the portfolio of a Benchmark ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded on the OTC markets are priced using NASDAQ, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the ProFunds' Board of Trustees.

     Except for futures contracts held by UltraEurope VP and UltraShort Europe VP, futures contracts maintained by ProFunds VP are valued at their last sale price prior to the valuation time. Options on futures contracts generally are valued at fair value as determined with reference to established futures exchanges. Options on securities and indices purchased by a ProFund VP are valued at their last sale price prior to the valuation time or at fair value. In the event of a trading halt that closes the NYSE early, futures contracts will be valued on the basis of settlement prices on futures exchanges, options on futures will be valued at fair value as determined with reference to such settlement prices, and options on securities and indices will be valued at their last sale price prior to the trading halt or at fair value.

     In the event a trading halt closes a futures exchange for a given day and that closure occurs prior to the close of the NYSE on that day, futures positions traded on such exchange and held by a ProFund VP will be valued on the basis of the day's settlement prices on the futures exchange or fair value.

     For UltraEurope VP and UltraShort Europe VP, futures contracts are valued at their last transaction prices for the respective futures contracts that occur immediately prior to the close of the underlying stock exchange. Options on futures contracts generally are valued at fair value as determined with reference to established futures exchanges. Options on securities and indices purchased by these ProFunds VP are valued at their last sale price immediately prior to the close of the underlying stock exchange.

AMORTIZED COST VALUATION

     Money Market VP will utilize the amortized cost method in valuing its portfolio securities, which does not take into account unrealized capital gains or losses. This method involves valuing each security held by Money Market VP at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by Money Market VP will not be reflected in Money Market VP's net asset value. The Board of Trustees will monitor the valuation of assets of this method and will make such changes as it deems necessary to assure that the assets of Money Market VP are valued fairly in good faith.

     Money Market VP's use of the amortized cost method of valuing its securities is permitted by a rule adopted by the Commission. Under this rule, Money Market VP must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

     Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the investors' price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of Money Market VP's holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of Money Market VP's assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

     The rule also provides that the extent of any deviation between the value of Money Market VP's assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Board of Trustees must cause Money Market VP to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing Money Market VP's assets by using available market quotations.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

     The policy of each ProFund VP regarding purchases and sales of securities for a ProFund VP's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund VP's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Similarly, purchases and sales of securities on behalf of Money Market VP usually are principal transactions. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     In seeking to implement a ProFund VP's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

     The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

                             MANAGEMENT OF PROFUNDS

     The Board of Trustees is responsible for the general supervision of the Trust's business. The day-to-day operations of the ProFunds are the responsibilities of ProFunds' officers. The names and addresses (and ages) of the Trustees of the Trust, the officers of the Trust, and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust; Trustee expenses for interested Trustees will be paid by the Advisor.

TRUSTEES AND OFFICERS OF PROFUNDS

    MICHAEL L. SAPIR* (birthdate: May 19, 1958). Currently: Trustee, Chairman and Chief Executive Officer of ProFunds; Chairman and Chief Executive Officer of the Advisor. Formerly: Principal, Law Offices of Michael L. Sapir; President, Rydex Distributors, Inc.; Senior Vice President, General Counsel, Padco Advisors, Inc.; Partner, Jorden Burt Berenson & Klingensmith. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

    LOUIS M. MAYBERG* (birthdate: August 9, 1962). Currently: Trustee and Secretary of ProFunds; President, the Advisor. Formerly: President, Potomac Securities, Inc.; Managing Director, National Capital Companies, LLC. His address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

    NIMISH BHATT (birthdate: June 6, 1963). Currently: Treasurer of ProFunds; Vice President, Tax and Financial Services, BISYS Fund Services. Formerly:
Assistant Vice President, Evergreen ProFunds VP/First Union Bank; Senior Tax Consultant, Price Waterhouse LLP. His address is 3435 Stelzer Road, Columbus, Ohio 43219.

    MICHAEL C. WACHS (birthdate: October 21, 1961). Currently: Trustee of ProFunds; Vice President, Delancy Investment Group, Inc. Formerly: Vice President/Senior Underwriter, First Union National Bank; Vice President, Vice President/Senior Credit Officer and Vice President/Team Leader, First Union Capital Markets Corp. His address is 1528 Powder Mill Lane, Wynnewood, Pennsylvania 19096.

    RUSSELL S. REYNOLDS, III (birthdate: July 21, 1957). Currently: Trustee of ProFunds; Managing Director, Chief Financial Officer and Secretary, Directorship, Inc. Formerly: President, Quadcom Services, Inc. His address is 7 Stag Lane, Greenwich, Connecticut 06831.

     *This Trustee is deemed to be an "interested  person" within the meaning of
Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

PROFUNDS TRUSTEE COMPENSATION TABLE

            The following table reflect fees paid to the Trustees for the year ended December 31, 1998.

NAME OF
PERSON:  POSITION                                                 COMPENSATION

Michael L. Sapir, Chairman and Chief Executive Officer            None

Louis M. Mayberg, Trustee, President, Secretary                   None

Russell S. Reynolds, III, Trustee                                 $5,000

Michael C. Wachs, Trustee                                         $3,750

PROFUND ADVISORS LLC

     Under an investment advisory agreement between the ProFunds VP and the Advisor, dated October 18, 1999, each of Bull VP, UltraBull VP, Bear VP, UltraBear VP, UltraOTC VP, UltraShort OTC VP, SmallCap VP and Europe 30 VP pays the Advisor a fee at an annualized rate, based on its average daily net assets, of 0.75%, each of UltraEurope VP and UltraShort Europe VP pays the Advisor a fee at an annualized rate, based on its average daily net assets, of __%, and Money Market VP pays the Advisor a fee at an annualized rate, based on its average daily net assets, of __%. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of each ProFund VP, subject to the general supervision and control of Trustees and the officers of ProFunds VP. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the ProFunds VP, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of ProFund VP shares. The Advisor's address is 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814.

ADMINISTRATION, TRANSFER AGENT, FUND ACCOUNTING AGENT AND CUSTODIAN

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") acts as Administrator to the ProFunds VP. The Administrator provides the ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the ProFunds VP under Federal and state securities laws. The Administrator also maintains the shareholder account records for the ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.

     For its services as Administrator, each ProFund VP pays BISYS an annual fee equal to .05% of average daily net assets. BISYS Funds Services, Inc. ("BFSI"), an affiliate of BISYS, acts as transfer agent and fund accounting agent for the ProFunds VP, for which it receives additional fees. Additionally, ProFunds VP and BISYS and BFSI have entered into an Omnibus Fee Agreement in which the amount of compensation due and payable to BISYS shall be $12,500 per CUSIP per year. The address for BISYS and BFSI is 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219.

     The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. These services include, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of Money Market VP. For these services, each ProFund VP will pay to the Advisor a fee at the annual rate of .15% of its average daily net assets for all Benchmark ProFunds VP.

    UMB Bank, N.A. acts as custodian to the Benchmark ProFunds VP. UMB Bank, N.A.'s address is 928 Grand Avenue, Kansas City, Missouri.

ADMINISTRATIVE SERVICES

     The Trust, on behalf of the UltraOTC VP, Small Cap VP, and Europe 30 VP, has entered into an administrative services agreement with American Skandia Life Assurance Corporation ("American Skandia") pursuant to which American Skandia will provide administrative services with respect to these ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of American Skandia's separate account with these ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract powers who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which these ProFunds VP are subject; and generally assisting with compliance with applicable regulatory requirements. For these services, the Trust pays American Skandia a quarterly fee equal on an annual basis to 0.25% of the average daily net assets of each ProFund VP that were invested in such ProFund VP through American Skandia's separate account.

     From time to time the ProFunds VP and/or the Advisor may enter into arrangements under which certain administrative services may be performed by other insurance companies that purchase shares of the ProFunds VP. These administrative services may include, among other things, the services set forth above, as well as responding to ministerial inquiries concerning the ProFunds VP investment objectives, investment programs, policies and performance, transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP, and providing any related services as the ProFunds VP or their investors may reasonably request. Depending on the arrangements, the ProFunds VP and/or the Advisor may compensate such insurance companies or their agents directly or indirectly for the administrative services. To the extent the ProFunds VP compensate the insurance company for these services, the ProFunds VP will pay the insurance company an annual fee that will vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP serves as independent auditors to the ProFunds VP. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PricewaterhouseCoopers LLP is located at 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

     Dechert Price & Rhoads serves as counsel to the ProFunds VP. The firm's address is 1775 Eye Street, N.W., Washington, DC 20006-2401.

DISTRIBUTION PLAN

     Pursuant to a Distribution Plan, the ProFunds VP may reimburse or compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of ProFunds VP shares. It is anticipated that a portion of the amounts paid by ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the Funds' shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

     The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually up to 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to reimburse or compensate entities providing distribution and shareholder servicing with respect to the shares of the ProFund VP for such entities' fees or expenses incurred or paid in that regard.

     The Distribution Plan is of a type known as a "compensation" plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan's renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as funding vehicles for variable insurance contracts.

     The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust's Board of Trustees, and of a majority of the Trustees who are not "interested persons" of the Trust and who have no financial interest in the operation of the Distribution Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (up to 0.25% of average daily net assets annually) that may be spent for distribution of shares of any ProFund VP without the approval of shareholders of that ProFund VP.

                               COSTS AND EXPENSES

     Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include: the management fee; administrative and transfer agent fees; custodian and accounting fees and expenses, legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees' fees and expenses.

          ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

     ProFunds is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of twenty separately managed series, eleven of which are described herein. Other separate series may be added in the future. As of the date of this SAI, only three of the eleven series described herein have been offered to the public.

     All shares of the ProFunds VP are freely transferable. The Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting only a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

     Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent of such Trustees. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

     The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust's property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust's obligations. This risk should be considered remote.

                                    TAXATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Each of the ProFunds VP intends to qualify and elect to be treated each year as a regulated investment company (a "RIC") under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the ProFund VP's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund VP's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies).

     As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. To avoid the tax, each ProFund VP must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds VP intend to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund VP in October, November or December of that year with a record date in such a month and paid by the ProFund VP during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

MARKET DISCOUNT

     If a ProFund VP purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund VP in each taxable year in which the ProFund VP owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund VP will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund VP at a constant rate over the time remaining to the debt security's maturity or, at the election of the ProFund VP, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT

     Certain debt securities acquired by the ProFunds VP may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund VP, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

     Some debt securities may be purchased by the ProFunds VP at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

     Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a ProFund VP may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a ProFund VP at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Transactions in options, futures and forward contracts undertaken by the ProFunds VP may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund VP, and losses realized by the ProFund VP on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund VP may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds VP are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund VP, which is taxed as ordinary income when distributed to shareholders. Because application of the straddles rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

     Recently enacted rules may affect the timing and character of gain if a ProFund VP engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the ProFund VP enters into certain transactions in property while holding substantially identical property, the ProFund VP would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the ProFund VP's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the ProFund VP's holding period and the application of various loss deferral provisions of the Code.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The ProFunds VP may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund VP receives a so-called "excess distribution" with respect to PFIC stock, the ProFund VP itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund VP to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund VP held the PFIC shares. Each ProFund VP will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund VP taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

     The ProFunds VP may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund VP generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund VP's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund VP shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

BACKUP WITHHOLDING

     Each ProFund VP generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the ProFund VP with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund VP that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

    Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g. banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

     Each ProFund VP distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund VP may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders' portion of the ProFund VP's undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund VP is required to distribute as dividends to shareholders in order for the ProFund VP to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to nonredeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund VP's shares; the total return on a shareholder's investment will not be reduced as a result of the ProFund VP's distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

                             PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

     From time to time, each of the ProFunds VP may advertise the total return of the ProFund VP for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

     The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

YIELD CALCULATIONS

     From time to time, Money Market VP advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of Money Market VP refers to the income generated by an investment in Money Market VP over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in Money Market VP is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     Since yield fluctuates, yield data cannot necessarily be used to compare an investment in Money Market VP's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of Money Market VP should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

     In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman
Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutche Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP's investment performance. In particular, performance information for Bull VP, UltraBull VP, Bear VP and UltraBear VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index or the Dow Jones Industrial Average; performance information for UltraOTC VP and UltraShort OTC VP may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 Index; and performance information for Small Cap may be compared to various unmanaged indexes, including, but not limited to, its current benchmark, the VP Russell 2000(R) Index.

     In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds VP in performance reports, will be drawn from the "Capital Appreciation Funds" grouping for Bull VP, UltraBull VP, Bear VP and UltraBear VP and from the "Small Company Growth Funds" grouping for UltraOTC VP and Small Cap VP. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP. Further information about the performance of the ProFunds VP will be contained in the ProFunds VP annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI. However, because the ProFunds VP have no history of investment operations, they have not yet prepared any shareholder reports.

RATING SERVICES

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by Money Market VP, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Money Market VP. Neither event would require Money Market VP to eliminate the obligation from its portfolio, but the Advisor will consider such an event in its determination of whether Money Market VP should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

         Other Information

     The ProFunds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the ProFunds VP or any member of the public regarding the advisability of investing in securities generally or in the ProFunds VP particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the ProFunds VP. S&P has no obligation to take the needs of the Licensee or the owners of shares of the ProFunds VP into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination or calculation of the equation by which the shares of the ProFunds VP are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the ProFunds VP.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF THE PROFUNDS VP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              FINANCIAL STATEMENTS

     Since the ProFunds VP had not commenced operation as of the date of this Statement of Additional Information, there are no financial statements to include in the Statement of Additional Information.

     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX

                                 EUROPE 30 INDEX

     As of the date of the Prospectus, the following companies comprise the Europe Index.

                                    APPENDIX

                        DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P'S CORPORATE RATINGS:

     AAA-Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

     Aaa-Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE'S CORPORATE BOND RATINGS:

     AAA-Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA-Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DUFF & PHELPS' CORPORATE BOND RATINGS:

     AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury ProFunds VP.

     AA+, AA-High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

DESCRIPTION OF S&P'S MUNICIPAL BOND RATINGS:

     AAA-Prime-These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

     General Obligation Bonds-In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

     Revenue Bonds-Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

     AA-High Grade-The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

     S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

     Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa-Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P'S MUNICIPAL NOTE RATINGS:

     Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1-Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

     Duff  1+-Highest  certainly  of  timely  payment.   Short  term  liquidity,
including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

     Duff 1-Very high certainty of timely +.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or relating supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business economic or financial conditions may increase investment risk albeit not very significantly.

     A-Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB-Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

     BB-Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

     B-Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

     CCC-Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

     CC-Obligations which are highly speculative or which have a high risk of default.

     C-Obligations which are currently in default.

     Notes: "+" or "-".

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS:

     F-1+-Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely business, economic or financial conditions.

     A3-Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

     B-Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     C-Obligations for which there is an inadequate capacity to ensure timely repayment.

     D-Obligations which have a high risk of default or which are currently in default

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

     TBW-1-The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2-The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated 'TBW-1'.

     TWB-3-The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TWB-4-The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

     AAA-The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

     AA-The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

     A-The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB-The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

     BB-While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

     B-Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

     CCC-Issues rate "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     CC-"CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

     D-Default

     These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency".

RATINGS IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

                                    PART C
                                OTHER INFORMATION



ITEM 23. Exhibits


         (a)(1)           Certificate of Trust of ProFunds (the "Registrant")(1)
         (a)(2)           First Amended Declaration of Trust of the Registrant
                          (2)
         (a)(3) Form of Establishment and Designation of Series dated February 18, 1998(5)
         (a)(4) Form of Establishment and Designation of Series dated February 23, 1999(5)
         (a)(5) Form of Establishment and Designation of Eleven Series dated October 15, 1999
         (b)              By-laws of Registrant (2)
         (c)              Not Applicable
         (d)(1)           Form of Investment   Advisory  Agreement (2)
         (d)(2) Investment Advisory Agreement for Cash Management Portfolio incorporated by reference to Bankers Trust Company's Registration Statement on Form N-1A ('40 Act file no. 811-06073) filed with the Commission on April 24, 1996.
         (d)(3) Amendment to Investment Advisory Agreement between ProFunds and ProFund Advisors LLC (3)
         (d)(4)           Investment Advisory Agreement for UltraEurope and
                          UltraShort Europe ProFunds (4)
         (d)(5)           Form of Amended and Restated Investment Advisory
                          Agreement
         (e)              Form of Distribution Agreement and Dealer Agreement
                          (2)
         (f)              Not Applicable
         (g)(1)           Form of Custody Agreement with UMB Bank, N.A. (2)
         (g)(2)           Amendment to Custody Agreement with UMB Bank, N.A. (3)
         (h)(1)           Form of Transfer Agency Agreement (2)
         (h)(2)           Form of Administration Agreement (2)
         (h)(3) Form of Administration and Services Agreement incorporated by reference to Bankers Trust Company's Registration Statement on Form N-1A ('40 Act file no. 811-06073)filed with the Commission on April 24, 1996.
         (h)(4)           Form of Fund Accounting Agreement (2)
         (h)(5)(i)        Form of Management Services Agreement(2)
         (h)(5)(ii) Amendment to Management Services Agreement with respect to the UltraShort OTC ProFund (3)
         (h)(5)(iii) Form of Amended and Restated Management Services Agreement (4)
         (h)(6) Form of Shareholder Services Agreement related to Adviser Shares (2)
         (h)(7)           Form of Omnibus Fee Agreement with BISYS Fund Services
                          LP (2)
         (h)(8)           Form of Amendment to Omnibus Fee Agreement
         (h)(9)           Form of Participation Agreement
         (h)(10)          Form of Administrative Services Agreement
         (i)              Opinion and Consent of Counsel to the Registrant (2)
         (j)              Consent of Independent Auditors
         (k)              None
         (l) Purchase Agreement dated October 10, 1997 between the Registrant and National Capital Group, Inc. (2)
         (m)(1)           Form of Distribution Plan
         (m)(2)           Form of Services Agreement
         (n)              Financial Data Schedules
         (o)(1)           Multiple Class Plan (2)
         (o)(2)           Amended and Restated Multi-Class Plan (4)
         (p)(1) Power of Attorney of Cash Management Portfolio incorporated by reference to Bankers Trust Company's Registration Statement on Form N-1A filed with the Commission on March 19, 1997.
         (p)(2)           Power of Attorney of Charles A. Rizzo(5)
         (p)(3)           Power of Attorney of ProFunds (4)


(1)  Filed with initial registration statement.

(2) Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.

(3) Previously filed on February 24, 1998 as part of Post-Effective Amendment No. 1 and incorporated by reference herein.

(4) Previously filed on March 2, 1999 as part of Post-Effective Amendment No.4 and incorporated by reference herein.

(5) Previously filed on August 4, 1999 as part of Post-Effective Amendment No.6 and incorporated by reference herein.



ITEM 24. Persons Controlled By or Under Common Control With Registrant.
         None.

ITEM 25. Indemnification

         The Registrant is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

         (a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

         (b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

         (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.


         The   Declaration  of  Trust  of  the   Registrant   provides  that  if
         indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM 26. Business and Other Connections  of Investment  Advisor

         ProFund Advisors LLC (the "Advisor"), a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Information relating to the business and other connections of Bankers Trust which serves as investment adviser to the Cash Management Portfolio and each director, officer or partner of Bankers Trust are hereby incorporated by reference to disclosures in Item 28 of BT Institutional funds (accession # 0000862157-97-00007) is filed on March 17, 1997 with the Securities and Exchange Commission.

ITEM 27. Principal Underwriter

Concord Financial Group, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 acts solely as interim distributor for the Registrant. The officers of Concord
Financial Group, Inc., all of whose principal business address is set forth above, are:

Name                   Principal Position and Offices             Position and Offices
                       with CFG                                   with Registrant

Lynn J. Magnum         Chairman                                   none

Dennis Sheehan Sr.     Vice President                             none

Michael D. Burns       Vice President/                            none
                       Chief Compliance Officer

Steven Mintos          Executive Vice                             none
                       President/Chief Operating Officer

Dale Smith             Vice President/                            none
                       Chief Financial Officer

Kevin Dell             Vice President                             none
                       General Counsel/Secretary


ITEM 28. Location of Accounts and Records

         All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at:

         (1) ProFund Advisors LLC, 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland (records relating to its functions as investment adviser and manager to the portfolios other than the Money Market ProFund);

         (2)      BISYS  Fund  Services,   3435  Stelzer  Road,  Columbus,  Ohio
                  (records relating to the administrator, fund accountant and transfer agent).

         (3) UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each ProFund (records relating to its function as Custodian)

ITEM 29. Management Services

         None.

ITEM 30. Undertakings

         (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares and, in connection with such meeting, to comply with the shareholder communications provisions of Section 16(c) of the Investment Company Act of 1940.


          (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders, upon request and without charge.

                                   SIGNATURES
                                    PROFUNDS


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Washington, D.C. on October 15, 1999.


                                        PROFUNDS


                                        /S/ MICHAEL L. SAPIR*
                                        Michael L. Sapir, Chairman
                                        and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signatures                           Title                   Date


/s/      MICHAEL L. SAPIR*           Trustee, President     October 15, 1999
         Michael L. Sapir


/s/      LOUIS MAYBERG*              Trustee, Secretary     October 15, 1999
         Louis Mayberg


/s/      RUSSELL S. REYNOLDS, III*   Trustee                October 15, 1999
         Russell S. Reynolds, III


/s/      MICHAEL WACHS*              Trustee                October 15, 1999
         Michael Wachs


/s/      NIMISH BHATT*               Treasurer              October 15, 1999
         Nimish Bhatt





*By: /s/ KEITH T. ROBINSON


     Keith T. Robinson
     as Attorney-in-Fact
     Date: October 15, 1999

                                   SIGNATURES
                            CASH MANAGEMENT PORTFOLIO


     CASH MANAGEMENT PORTFOLIO has duly caused this Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of ProFunds to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baltimore and the State of Maryland on the 14th day of October, 1999.


CASH MANAGEMENT PORTFOLIO

/s/ Daniel O. Hirsch

Daniel O. Hirsch, Secretary


     This Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of ProFunds has been signed below by the following persons in the capacities indicated with respect to Cash Management Portfolio on October 14th 1999.


Signatures                                 Title


/s/ John Y. Keffer*                      President and Chief Executive Officer
---------------------------------------
    John Y. Keffer


/s/ Charles A. Rizzo*                      Treasurer and Principal
---------------------------------------    Financial and Accounting Officer
    Charles A. Rizzo


/s/ Charles P. Biggar*                     Trustee
--------------------------------------
    Charles P. Biggar


/s/ S. Leland Dill*                        Trustee
--------------------------------------
    S. Leland Dill


/s/ Philip Saunders, Jr.*                  Trustee
--------------------------------------
    Philip Saunders, Jr.



*By: /s/ DANIEL O. HIRSCH

       Daniel O. Hirsch, Secretary of Cash Management Portfolio as Attorney-in-Fact


Date: October 14, 1999

                                 Exhibit Index



Exhibit          Description

(a)(5) Form of Establishment and Designation of Eleven Series dated October 15, 1999

(d)(5)           Form of Amended and Restated Investment Advisory Agreement

(h)(8)           Form of Amendment to Omnibus Fee Agreement

(h)(9)           Form of Participation Agreement

(h)(10)          Form of Administrative Services Agreement

(j)              Consent of Independent Auditors

(m)(1)           Form of Distribution Plan

(m)(2)           Form of Services Agreement

(n)              Financial Data Schedules